UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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MEXCO ENERGY CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MEXCO ENERGY CORPORATION

415 W. Wall, Suite 475

Midland, Texas 79701

NYSE American - MXC

July 16, 2019

Dear Fellow Stockholder:

We would like to extend a personal invitation for you to join us at our Annual Meeting of Stockholders of Mexco Energy Corporation to be held on Thursday, September 12, 2019, at 2:00 p.m., C.D.T., at the Petroleum Club of Midland, 501 West Wall, Midland, Texas.

At this year’s meeting, you will be asked to elect the Board of Directors, ratify the appointment of Weaver and Tidwell, L.L.P. as our independent auditors, approve the Mexco Energy Corporation 2019 Employee Incentive Stock Plan and advise on Executive Compensation. Details regarding each of the proposals are described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

Whether or not you plan to attend the Annual Meeting of Stockholders, we hope you will vote as soon as possible. You may vote by signing, dating and mailing the enclosed proxy or voting instruction card. You may also vote by internet or by telephone. Please review the instructions on the proxy or voting instruction card regarding each of these voting options.

Your vote is very important to us and our business. We value your opinions and encourage you to participate in this year’s Annual Meeting by voting your proxy.

Thank you for your continued interest in Mexco Energy Corporation.

Very truly yours,

Nicholas C. Taylor
Chairman of the Board and Chief Executive Officer

MEXCO ENERGY CORPORATION

415 W. Wall, Suite 475

Midland, Texas 79701

(432) 682-1119

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held September 12, 2019

TO THE STOCKHOLDERS OF MEXCO ENERGY CORPORATION:

Notice is hereby given that the Annual Meeting of the Stockholders of MEXCO ENERGY CORPORATION (referred to herein as the “Company” or “Mexco”) will be held at the Petroleum Club of Midland, 501 West Wall, Midland, Texas 79701, at 2:00 p.m. on September 12, 2019, for the following purposes:

1.       Electing Directors of the Company.

2.       Ratifying the selection of Weaver and Tidwell, L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2020.

3.       Considering and voting upon a proposal to approve the Mexco Energy Corporation 2019 Employee Incentive Stock Plan.

4.       Voting upon a non-binding advisory resolution regarding the compensation of our named executive officers as disclosed in this Proxy Statement.

5.       Considering all other matters as may properly come before the meeting.

The Board of Directors has fixed the close of business on July 16, 2019 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournment or adjournments thereof.

DATED this 16th day of July, 2019.

BY ORDER OF THE BOARD OF DIRECTORS

DONNA GAIL YANKO, Secretary

To be sure your shares are represented at the Annual Meeting of Stockholders, please vote by completing, dating, signing and returning your pre-addressed postage-paid Proxy Card as soon as possible. You may also vote by internet or by telephone. See the enclosed proxy card for more information. Any stockholder granting a proxy may revoke the same at any time prior to its exercise by executing a subsequent proxy or by written notice to the Secretary of the Company or by attending the meeting and by withdrawing the proxy. You may vote in person at the Annual Meeting of Stockholders even if you send in your Proxy Card. The ballot you submit at the meeting will supersede any prior vote.

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be Held on September 12, 2019:

Our Annual Report on Form 10-K and this Proxy Statement are available at
www.proxyvote.com

MEXCO ENERGY CORPORATION

415 W. Wall, Suite 475

Midland, Texas 79701

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To Be Held Thursday, September 12, 2019

SOLICITATION OF PROXY

The accompanying proxy is solicited on behalf of the Board of Directors of Mexco Energy Corporation for use at the Annual Meeting of Stockholders to be held at 2:00 p.m., Central Daylight Time, on Thursday, September 12, 2019 at the Petroleum Club of Midland, 501 West Wall, Midland, Texas 79701 and at any adjournment or postponements thereof (“Annual Meeting”). In addition to the use of the mails, proxies may be solicited by personal interview via telephone by officers, directors and other employees of Mexco, who will not receive additional compensation for such services. We may also request brokerage houses, nominees, custodians and fiduciaries to forward the soliciting material to the beneficial owners of stock held of record and will reimburse such persons for forwarding such material. We will bear the cost of this solicitation of proxies. Such costs are expected to be nominal. Proxy solicitation will commence with the distribution of this Proxy Statement on or about August 1, 2019.

Any stockholder giving a proxy has the power to revoke the same at any time prior to its exercise by executing a subsequent proxy or by written notice to the Secretary of the Company or by attending the meeting and withdrawing the proxy.

As used in this document, “the Company”, “Mexco”, “we”, “us” and “our” refer to Mexco Energy Corporation and its consolidated subsidiaries.

PURPOSE OF MEETING

As stated in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement, the business to be conducted and the matters to be considered and acted upon at the Annual Meeting are as follows:

1.	Electing Directors of the Company;

2.	Ratifying the selection of Weaver and Tidwell, L.L.P. as Mexco’s independent registered public accounting firm for the fiscal year ending March 31, 2020;

3.	Considering and voting upon a proposal to approve the Mexco Energy Corporation 2019 Employee Incentive Stock Plan;

4.	Voting upon a non-binding advisory resolution regarding the compensation of our named executive officers as disclosed in this Proxy Statement; and

5.	Considering all other matters as may properly come before the meeting.

VOTING RIGHTS

Right to Vote and Record Date

The voting securities of Mexco consist solely of common stock, par value $0.50 per share (“Common Stock”). The record date for stockholders entitled to notice of and to vote at the meeting is the close of business on July 16, 2019, at which time there were 2,040,166 shares of Common Stock entitled to vote at the meeting. Stockholders are entitled to one vote, in person or by proxy, for each share of Common Stock held in their name on the record date.

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Quorum

Stockholders representing a majority of the Common Stock outstanding and entitled to vote must be present or represented by proxy to constitute a quorum. Abstentions and broker non-votes will be counted as present for the purpose of determining whether a quorum is obtained.

Voting at the Annual Meeting

This Proxy Statement was sent to all stockholders of record. If your shares are registered directly in your name with Issuer Direct Corporation, you are the “stockholder of record” and may vote the shares at the annual meeting or by proxy by following the voting instructions on the enclosed proxy card. Alternatively, if your shares are held in an account at a broker, brokerage firm, bank or other similar organization, your shares are held in “street name” and you are the “beneficial holder”. The organization holding your shares is the “stockholder of record” for purposes of voting the shares at the annual meeting. As the beneficial owner, you have the right to direct that organization on how it should vote the shares held in your account by following the voting instructions on the enclosed proxy card.

Whether or not you are able to attend the meeting, we urge you to vote by proxy.

Vote Required

All proposals will require the affirmative vote of a majority of the Common Stock present or represented by proxy at the meeting and entitled to vote thereon. Cumulative voting for directors is not authorized.

With regard to the election of directors, votes may be cast “For”, “Against” or “Abstain” for each nominee. The election of directors is a non-routine proposal which means a broker can only vote your shares if the broker receives instructions from you. Otherwise, your shares will not be voted on this proposal. Abstentions and broker non-votes will not be counted as votes “For” or “Against” the election of a director.

With regard to the proposal to ratify the appointment of Weaver and Tidwell, L.L.P. as the independent registered public accounting firm of the Company for the fiscal year ending March 31, 2020 votes may be cast “For”, “Against” or “Abstain” for the proposal. The ratification of Weaver and Tidwell, L.L.P. is a routine proposal which means a broker has discretion to vote your shares even if the broker does not receive voting instructions from you. An abstention will have the same effect as a vote against the proposal. Broker non-votes will have no effect on determining whether the selection of Weaver and Tidwell, L.L.P. has been ratified.

With regard to the proposal to approve the Mexco Energy Corporation 2019 Employee Incentive Stock Plan, votes may be cast “For”, “Against” or “Abstain” for the proposal. Approving this plan is a non-routine proposal which means a broker can only vote your shares if the broker receives instructions from you. Otherwise, your shares will not be voted on this proposal. Abstentions and broker non-votes will not be counted as votes “For” or “Against” the approval of this proposal.

With regard to the proposal to approve a non-binding advisory resolution on the compensation of our named executive officers as disclosed in this Proxy Statement, an abstention will have the same effect as a vote against the proposal. Broker non-votes and other limited proxies will have no effect on the outcome of the vote with respect to such proposal. This vote is advisory in nature and will not be binding on the Company.

Abstentions and Broker Non-Votes

Abstentions and broker non-votes (shares held by brokers or nominees as to which they have no discretionary power to vote on a particular matter and have received no instructions from the beneficial owners of such shares or persons entitled to vote on the matter) will be counted for the purpose of determining whether a quorum is present. For purposes of determining the outcome of any matter to be voted upon as to which the broker has indicated on the proxy that the broker does not have discretionary authority to vote, these shares will be treated as not present at the meeting and not entitled to vote with respect to that matter, even though those shares are considered to be present at the meeting for quorum purposes and may be entitled to vote on other matters. Abstentions, on the other hand, are considered to be present at the meeting and entitled to vote on the matter from which abstained.

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If the enclosed Proxy is properly executed and returned prior to the Annual Meeting, the shares represented thereby will be voted as specified therein. IF A STOCKHOLDER DOES NOT SPECIFY OTHERWISE ON THE RETURNED PROXY, THE SHARES REPRESENTED BY THE STOCKHOLDER’S PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED BELOW UNDER “PROPOSAL 1: ELECTION OF DIRECTORS”; FOR THE APPOINTMENT OF WEAVER AND TIDWELL, L.L.P. AS SET FORTH UNDER “PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM”; FOR THE PROPOSAL TO APPROVE THE COMPANY’S STOCK PLAN AS SET FORTH UNDER “PROPOSAL 3: APPROVAL OF THE 2019 EMPLOYEE INCENTIVE STOCK PLAN”; FOR THE PROPOSAL TO APPROVE A NON-BINDING ADVISORY RESOLUTION ON THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT AND AS DESCRIBED UNDER “PROPOSAL 4: ADVISORY VOTE ON EXECUTIVE COMPENSATION”; AND ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF.

PROPOSAL 1: ELECTION OF DIRECTORS

At the Annual Meeting to be held on September 12, 2019, seven persons are to be elected to serve on the Board of Directors (the “Board”) for a term of one year and until their successors are duly elected and qualified. All but one of the nominees are current directors and have announced that they are available for reelection to the Board. The Company’s nominees for the seven directorships are:

Michael J. Banschbach

Kenneth L. Clayton

Thomas R. Craddick

Thomas H. Decker

Paul G. Hines

Christopher M. Schroeder

Nicholas C. Taylor

The election of each nominee requires that the number of votes cast “FOR” the nominee’s election exceed the votes cast “AGAINST” that nominee’s election.

MEXCO ENERGY CORPORATION BOARD OF DIRECTORS

The Board has responsibility for establishing broad corporate policies and for overall performance and direction of the Company. The Board is elected by the Stockholders to oversee their interest in the long-term health and the overall success of the Company’s business and its financial strength. The Board serves as the ultimate decision-making body of the Company, except for those matters reserved to or shared with the Stockholders. The Board selects and oversees the members of senior management, who are charged by the Board with conducting the business of the Company. Members of the Board stay informed of the Company’s business by participating in Board and committee meetings, by reviewing analyses and reports sent to them regularly, and through discussions with the Chief Executive Officer (“CEO”) and Chief Financial Officer (“CFO”).

The Board currently consists of one person who is an employee of the Company and five persons who are not employees of the Company (four of which are outside directors). The Board has determined that each of the four outside directors, namely Messrs. Banschbach, Clayton, Hines and Schroeder are independent in accordance with NYSE American rules and under the Securities Exchange Act of 1934, as amended (“Exchange Act”). Set forth below are the names, ages and positions of Mexco’s directors as of July 16, 2019.

Name	Age	Position
Michael J. Banschbach	61	Director
Kenneth L. Clayton	75	Director
Thomas R. Craddick	75	Director
Paul G. Hines	81	Director
Christopher M. Schroeder	54	Director
Nicholas C. Taylor	81	Chairman of the Board of Directors and CEO

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Set forth below are descriptions of the principal occupations during at least the past five years of the Company’s current directors.

MICHAEL J. BANSCHBACH was appointed to the Board of Directors of the Company in July 2014. Mr. Banschbach graduated from the Colorado School of Mines in 1980 with a BS degree in Chemical Engineering. Thereafter, Mr. Banschbach served with Atlantic Richfield (ARCO) for twenty years, primarily in the gas processing midstream sector, as both an engineer and as a commercial representative. From 2001 until the present time, he has represented numerous independent oil and gas producing companies in negotiations with midstream companies for the connection of newly drilled wells and for the sale of their oil and gas production. He has conducted seminars describing the movement of gas from the wellhead to the burner tip, and the various financial transactions that take place along the way. He also serves with various charitable organizations.

KENNETH L. CLAYTON was appointed to the Board of Directors of the Company in September 2011. Mr. Clayton graduated from Austin College with a Bachelor of Arts degree in Economics and from the University of Texas at Austin School of Law with a Doctor of Jurisprudence degree. Mr. Clayton also attended the Graduate School of Business at the University of Texas at Austin. Mr. Clayton is a member of the State Bar of Texas and the Houston Bar Association, and practices law in the areas of estate planning and probate. Mr. Clayton also serves as President of Fiduciary Resources Company, a company he founded in 1984 to provide business management services to individual executors of decedents’ estates and trustees of testamentary trusts. From 1970 through 1984, Mr. Clayton served as Senior Vice-President and manager of the trust division of the Capital National Bank in Houston, Texas.

THOMAS R. CRADDICK was elected to the Board of Directors of the Company in March 1998. Since 1968 to the present, Mr. Craddick has served as a Representative of the Texas House of Representatives. He served as Speaker of the House for six years and throughout his tenure of 26 sessions of the Legislature, Representative Craddick has served on various committees and conferences. Mr. Craddick is a sales representative for Anchor Drilling Fluids, as well as the owner of Craddick Properties and owner and President of Craddick, Inc., both of which invest in oil and gas properties and real estate.

PAUL G. HINES was appointed to the Board of Directors of the Company in April 2010. Mr. Hines graduated from the Harvard Business School with a Masters of Business Administration degree and is a Certified Public Accountant. Mr. Hines served with E. F. Hutton and Company, Inc. from 1970 through 1986 in a variety of positions including Vice President of Corporate Development, Executive Vice President and a member of the Board of Directors. Hines served as Chief Financial Officer for William E. Simon and Sons from 1987 to 1989. From 1990 to 2000, he was involved in venture capital and as an independent consultant. He was a member of the Board of Directors of investment bank and broker, Ryan Beck and Company. From 2000 to the present, he has served in a number of capacities with various charitable organizations. He is a contributor to several publications including “Controllers Handbook”, Dow Jones Irwin, 1978, “Chief Financial Officers Handbook”, Dow Jones Irwin, 1986 and “Financial Services Handbook”, Wiley, 1987.

CHRISTOPHER M. SCHROEDER was appointed to the Board of Directors of the Company in October 2014. Mr. Schroeder graduated from the Harvard Business School with a Masters of Business Administration degree with honors. From 1988 to 1992 he served as a special assistant on the staff of Secretary of State James Baker III. In 1996, Mr. Schroeder joined The Washington Post Company and served in a variety of positions during his four year tenure with the company, including Treasurer and Vice President of Business Development. From 1999 to 2000, Mr. Schroeder was CEO of Legi-Slate, Inc., a business-to-business internet technology firm with The Washington Post Company as its lead shareholder. From 2000 to 2005, he was the CEO and Publisher of Washingtonpost.Newsweek Interactive. In 2006, Mr. Schroeder co-founded and was CEO of HealthCentral, one of the largest online content and wellness platforms. Currently Mr. Schroeder is an adviser to leading Silicon Valley venture capital firms. Mr. Schroeder wrote a best-selling book in 2013: “Startup Rising: The Entrepreneurial Revolution Remaking the Middle East.” He serves on several academic and global boards including The American University of Cairo School of Business, The American University School of International Service, and The American Council on Germany, among others.

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NICHOLAS C. TAYLOR was elected Chairman of the Board and Chief Executive Officer of the Company in September 2011 and continues to serve in such capacity on a part time basis, as required. Mr. Taylor served as Chief Executive Officer, President and Director of the Company from 1983 to 2011. Mr. Taylor served as Treasurer until March 1999. From July 1993 to the present, Mr. Taylor has been involved in the independent practice of law and other business activities including independent oil and gas exploration and production. For more than the prior 19 years, he was a director and shareholder of the law firm of Stubbeman, McRae, Sealy, Laughlin & Browder, Inc., Midland, Texas, and a partner of the predecessor firm. In 1995 he was appointed by the Governor of Texas to the State Securities Board through January 2001. In addition to serving as chairman for four years, he continued to serve as a member until 2004. In November 2005 he was appointed by the Speaker of the House to the Texas Ethics Commission for a term of five years, where he served until February 2010.

New Director

THOMAS H. DECKER is standing for election to the Board of Directors of the Company as nominated by the Nominating Committee of the Board of Directors. Mr. Decker, 78, graduated from the University of Oklahoma and served with Morgan Stanley from 2000 to 2019 as a Senior Vice President in financial advisory services. He served as a Senior Vice President of Tucker Anthony, Inc. from 1980-1992 and as a Senior Vice President of Blyth Eastman Dillon, in financial advisory services from 1978 to 1980 and in various positions up to a Senior Vice President at White, Weld, Inc. from 1971 to 1978 in investment banking and advisory services. From 1973 to the present, he has served in a number of capacities with various charitable organizations. Also Mr. Decker was a founder in 1998 of Painter Hill Venture Capital and from 1993 to 1998 as director of Shared Technologies, Inc.

DIRECTOR INDEPENDENCE

In accordance with Section 803A of the NYSE American Company Guide and under the Exchange Act, the Board must affirmatively determine the independence of each director. The Board has determined each of the following directors to be an “independent director” as such term is defined in said rules: Michael J. Banschbach, Kenneth L. Clayton, Thomas H. Decker, Paul G. Hines and Christopher M. Schroeder. In this proxy statement these five directors are referred to individually as an “Independent Director” and collectively as the “Independent Directors.” The Board is comprised of a majority of Independent Directors and the Audit Committee, the Compensation Committee and the Nominating Committee are comprised entirely of Independent Directors.

In addition, the Board has determined that Mr. Hines, Chairman of the Audit Committee, is an “audit committee financial expert” (as that term is defined under the applicable SEC rules and regulations) based on the Board’s qualitative assessment of Mr. Hines’ level of knowledge, experience (as described above) and formal education.

DIRECTOR QUALIFICATIONS

Each nominee brings a unique set of skills to the Board of Directors. The Board believes the nominees as a group have the experience and skills in areas such as the oil and gas industry, finance, risk management and corporate governance that are necessary to effectively oversee our company. Set forth below are the conclusions reached by the Board as to why each nominee is qualified for service as a director of our company.

Mr. Banschbach is a Chemical Engineer and has over 30 years experience in the oil and gas industry. Mr. Banschbach provides expertise in areas of evaluating potential gas contracts.

Mr. Clayton has over 30 years of banking, property management, finance and legal experience. Mr. Clayton provides expertise in the areas of finance and management.

Mr. Craddick has over 40 years experience in the oil and gas production and service industry. Mr. Craddick provides expertise in the location, acquisition and divestiture of properties.

Mr. Decker has over 50 years experience developing financial investment strategies and quantitative solutions for client investment portfolios in a variety of high-level positions across the financial industry. Mr. Decker provides expertise in the area of finance and management.

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Mr. Hines is a Certified Public Accountant and a former Chief Financial Officer and has extensive experience in the financial markets. Mr. Hines provides expertise in the areas of financial reporting, accounting, capital markets, internal controls and corporate governance.

Mr. Schroeder is a former Chief Executive Officer of several companies in the area of technology and Treasurer and Vice President of development of a public company. Mr. Schroeder provides expertise in the areas of management, entrepreneurship, financial reporting, accounting, capital markets, internal controls and corporate governance.

Mr. Taylor has been Mexco’s Chief Executive Officer for over 34 years and has over 40 years of experience practicing law. Mr. Taylor provides expertise in the areas of evaluating, acquiring and managing oil and gas properties as well as exploration prospects.

BOARD LEADERSHIP STRUCTURE AND BOARD’S ROLE IN RISK OVERSIGHT

The Board of Directors does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board of Directors as the Board believes it is in the best interests of Mexco to make that determination based on the position and director of Mexco and the membership of the Board. At this time, the Board believes that the best leadership model for Mexco is the unitary leadership provided by the combination of the Chairman and Chief Executive Officer positions. On September 14, 2011, the Board announced the transition of Nicholas C. Taylor from President and Chief Executive Officer to Chairman of the Board and Chief Executive Officer and the transition of Tammy L. McComic from Executive Vice President and Chief Financial Officer to President and Chief Financial Officer effective immediately following the 2011 Annual Meeting.

The Board believes that Mexco will continue to benefit from Mr. Taylor’s experience and expertise in the oil and gas industry while Ms. McComic’s duties as President and Chief Financial Officer have been expanded. Also, in his role as Chairman, Mr. Taylor continues to serve an important role in Mexco’s strategic direction.

We do not have a lead independent director as we believe the oversight provided by all of the Board’s independent directors and the work of the Board’s committees provide effective oversight of our strategic plans and operations.

Management is responsible for defining the various risks facing the company, formulating risk management policies and procedures and managing our risk exposure. The Board’s responsibility is to monitor the Company’s risk management processes by informing itself concerning our material risks and evaluating whether management has reasonable controls in place to address the material risks. The Audit Committee described below is primarily responsible for monitoring management’s responsibility in the area of risk oversight. Accordingly, management regularly reports to the Audit Committee on risk management. The Audit Committee, in turn, reports on the matters discussed at the committee level to the full board. The Audit Committee and the full board focus on the material risks facing the Company to assess whether management has reasonable controls in place to address these risks.

The Board of Directors recommends that you vote FOR the election of each of the Director nominees.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

During fiscal year ended March 31, 2019, the Board of Directors consisted of one person who is an employee of the Company and five persons who are not employees of the Company (four of which are outside directors). The Board held four meetings and all Directors, including the Independent Directors attended all four meetings.

The Board of Directors established the following standing committees: audit, compensation and nominating. In accordance with Section 803A of the NYSE American Company Guide and the Exchange Act, the Board must affirmatively determine the independence of each director. The Board is comprised of a majority of Independent Directors and the Audit Committee, the Compensation Committee and the Nominating Committee are comprised entirely of Independent Directors.

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The table below shows the membership of each committee of the Board and the number of meetings each committee held during the fiscal year ended March 31, 2019.

Director	Audit	Compensation	Nominating
Michael J. Banschbach	X	X	X
Kenneth L. Clayton	X	Chair	Chair
Thomas R. Craddick
Paul G. Hines	Chair	X	X
Christopher M. Schroeder (1)	X	X	X
Nicholas C. Taylor
2019 Meetings	4	1	1

Audit Committee. The Audit Committee is a standing committee of the Board of Directors and currently consists of Messrs. Hines, Chairman, Banschbach, Clayton and Schroeder, all of whom are Independent Directors. The Board of Directors has determined that Mr. Hines, Chairman of the Audit Committee, is an “audit committee financial expert” (as that term is defined under the applicable SEC rules and regulations) based on the Board’s qualitative assessment of Mr. Hines’ level of knowledge, experience (as described above) and formal education. The functions of the Audit Committee are to determine whether management has established internal controls which are sound, adequate and working effectively; to ascertain whether Mexco’s assets are verified and safeguarded; to review and approve external audits; to review audit fees and appointment of the Company’s independent public accountants; and to review non-audit services provided by the independent public accountants. The Audit Committee held four meetings during fiscal year ended March 31, 2019. All members of the Audit Committee attended these meetings telephonically.

The Audit Committee operates under a written charter adopted by the Board of Directors in fiscal 2004. The charter is posted on Mexco’s website at www.mexcoenergy.com in the “Corporate Governance” area of the “Investor Relations” section. The report of the Audit Committee for fiscal year 2019 is included in this proxy statement on page 17.

Compensation Committee. The Compensation Committee is a standing committee of the Board of Directors and currently consists of Messrs. Clayton, Chairman, Banschbach, Hines and Schroeder, all of whom are Independent Directors. The primary function of the Compensation Committee is to determine compensation for the officers of Mexco that is competitive and enables us to motivate and retain the talent needed to lead and grow the business. The Board has determined each of the current members of the Compensation Committee satisfies the standards of independence established by the NYSE listed requirements and SEC rules. The Compensation Committee held one meeting during the fiscal year ended March 31, 2019. All members of the Compensation Committee attended such meeting.

The Compensation Committee currently operates under a written charter adopted and approved by the Board of Directors as of June 15, 2005. The charter is posted on Mexco’s website at www.mexcoenergy.com in the “Corporate Governance” area of the “Investor Relations” section. The report of the Compensation Committee for fiscal year 2019 is included in this proxy statement on page 12.

Nominating Committee. The Nominating Committee is a standing committee of the Board of Directors and currently consists of Messrs. Clayton, Chairman, Banschbach, Hines and Schroeder, all of whom are Independent Directors. The Nominating Committee held one meeting during the fiscal year ended March 31, 2019, at which all members of the Nominating Committee were present. The primary function of the Nominating Committee is to determine the slate of Director nominees for election to the Company’s Board of Directors. The Nominating Committee considers candidates recommended by security holders, directors, officers and outside sources and considers criteria such as business experience, ethical standards and personal qualifications in evaluating all such nominees. Stockholders who wish to have their nominees for election to the Board of Directors considered by the Nominating Committee may submit such nomination to the Secretary of the Company for receipt not less than 80 days prior to the date of the next Annual Meeting of stockholders and include (i) the name and address of the stockholder making the nomination, (ii) information regarding such nominee as would be required to be included in the proxy statement, (iii) a representation of the stockholder, and the stockholder’s intent to appear in person or by proxy at the meeting to propose such nomination, and (iv) the written consent of the nominee to serve as a director if so elected.

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The Nominating Committee currently operates under a written charter adopted and approved by the Board of Directors as of June 15, 2005. The charter is posted on Mexco’s website at www.mexcoenergy.com in the “Corporate Governance” area of the “Investor Relations” section.

Shareholders may request a free printed copy of any of our committee charters by contacting our Corporate Secretary at mexco@sbcglobal.net or by calling (432) 682-1119.

DIRECTOR COMPENSATION

The following table sets forth the total compensation paid to or earned by each of the Company’s directors, who were not executive officers, during fiscal year 2019.

Director	Fees Paid in Cash (1)	Stock Option Awards	All Other Compensation	Total
Michael J. Banschbach	$6,000	$-	$-	$6,000
Kenneth L. Clayton	$6,000	$-	$-	$6,000
Thomas R. Craddick	$6,000	$-	$-	$6,000
Paul G. Hines	$6,000	$-	$-	$6,000
Christopher M. Schroeder	$6,000	$-	$-	$6,000

(1) Director’s fees are paid at the rate of $1,500 per director quarterly.

EMPLOYEE INCENTIVE STOCK PLANS

The Company has one equity compensation plan, the 2009 Employee Incentive Stock Plan (the “2009 Plan”). See information regarding material features of the Stock Plan in Note 12, Stock Options, to the Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2019 filed with the Securities and Exchange Commission on June 24, 2019.

The Company does not have any employment contracts or change of control agreements. However, the Stock Plan does permit accelerated vesting of stock awards as described below in “Potential Payments Upon a Change of Control or Termination”.

The proposed Mexco Energy Corporation 2019 Employee Incentive Stock Plan is described in detail below under “Proposal 3: Approval of the Mexco Energy Corporation 2019 Employee Incentive Stock Plan”. Although shares are available under the 2009 Plan, we will not issue shares from these plans in the future upon the adoption of the 2019 plan.

The following table summarizes certain information, as of March 31, 2019, relating to the Company’s Stock Plan. The Stock Plan was approved by Stockholders.

	Number of Shares Authorized for Issuance under plan	Number of securities to be issued upon exercise of outstanding options	Weighted average exercise price of outstanding options	Number of securities remaining available for future issuance under plan
2009 Plan	200,000	185,700	$6.18	10,000	(1)

(1) These shares will no longer be available for award after adoption of the 2019 Plan.

NAMED EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

The Board of Directors elects executive officers annually. Executive officers hold office until their successors are elected and have qualified. Set forth below is biographical information concerning the executive officers of Mexco. These individuals along with Nicholas C. Taylor are referred to collectively in this Proxy Statement as the “Named Executive Officers”. Biographical information concerning Mr. Taylor is set forth above under the caption “Mexco Energy Corporation Board of Directors.”

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TAMMY L. MCCOMIC, age 50, joined the Company in July 2001 and was elected President and Chief Financial Officer in September 2011. She served the Company as Executive Vice President and Chief Financial Officer from 2009 to 2011 and as Vice President and Chief Financial Officer from 2003 to 2009. Prior thereto, Ms. McComic served as Controller, Treasurer and Assistant Secretary. Ms. McComic is a Certified Public Accountant.

DONNA GAIL YANKO, age 74, has served as Vice President part-time since 1990. She has also served as Corporate Secretary of the Company since 1992 and from 1986 to 1992 was Assistant Secretary. From 1986 to 2015, on a part-time basis, she assisted the Chairman of the Company in his personal business activities. Ms. Yanko also served as a director of the Company from 1990 to 2008.

COMPENSATION DISCUSSION AND ANALYSIS

Overview of Compensation Program

The Compensation Committee of the Board of Directors has responsibility for establishing, implementing and monitoring adherence to our compensation philosophy. The Compensation Committee seeks to provide total compensation paid to our executive officers that is fair, reasonable and competitive.

In this compensation discussion and analysis, the “Named Executive Officers” are as follows:

Nicholas C. Taylor	Chairman of the Board, Chief Executive Officer
Tamala L. McComic	President, Chief Financial Officer, Treasurer, Assistant Secretary
Donna Gail Yanko	Vice President, Secretary

Compensation Philosophy and Objectives

The Compensation Committee believes that compensation for executive officers must be competitive to enable the Company to motivate and retain the talent needed to lead and grow the Company, reward successful performance and closely align the interests of our executives with the Company. The ultimate objective of our compensation program is to improve stockholder value.

In setting compensation levels, the Compensation Committee evaluates both performance and overall compensation. The review of executive officers’ performance includes a mix of financial and non-financial measures. In addition to business results, employees are expected to uphold a commitment to integrity, maximize the development of each individual and continue to improve the environmental quality of the Company’s operations.

In order to continue to attract and retain the best employees, the Compensation Committee believes the executive compensation packages provided to the Named Executive Officers should include both cash and stock-based compensation.

The Compensation Committee has not retained a compensation consultant to review the compensation practices of the Company’s peers or to advise the Compensation Committee on compensation matters.

Competitive Considerations

We believe the competition for talented employees includes oil and gas exploration and development companies and oilfield service companies. Many of the companies with whom we compete for top level talent are larger and have more financial resources than we do. Both our Compensation Committee and CEO consider known information regarding the compensation practices of likely competitors when reviewing and setting the compensation of the Named Executive Officers.

Compensation Policies and Practices and Risk Mitigation

The Compensation Committee periodically reviews the Company’s compensation policies and practices to ensure that they do not encourage excessive risk-taking. The Company believes that its compensation policies and practices for all employees, including executive officers, do not create risks that are reasonably likely to have a material adverse effect on the Company.

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Role of Chief Executive Officer in Compensation Decisions

On an annual basis, our CEO reviews the performance of each of the other Named Executive Officers and, based on this review, makes recommendations to the Compensation Committee with respect to the compensation of the Named Executive Officers. The CEO considers internal pay equity issues, individual contribution and performance, competitive pressures and company performance in making his recommendations to the Compensation Committee. The Compensation Committee may accept or adjust such recommendations.

Establishing Executive Compensation

Consistent with our compensation objectives, the Compensation Committee has structured our annual and long-term incentive-based executive compensation to attract and retain the best talent, reward financial success and closely align executives’ interests with the Company’s interests. In setting the compensation, the Compensation Committee reviews total direct compensation for the Named Executive Officers, which includes salary, annual cash incentives and long-term equity incentives. The appropriate level and mix of incentive compensation is not based upon a formula, but is a subjective determination made by the Compensation Committee.

We do not have a policy of stock ownership requirements. In addition, we do not have any employment contracts or change of control agreements, although equity issued pursuant to our Stock Plan is subject to accelerated vesting as described below in “Potential Payments Upon a Change of Control or Termination”.

The Compensation Committee reviews compensation matters and usually performs its annual review of officer salaries during the first quarter of each fiscal year.

Elements of Compensation

Element	Form of Compensation	Purpose
Base Salary	Cash	Provide competitive, fixed compensation to attract and retain executive talent.

Short-Term Incentive	Cash Bonus	Create a strong financial incentive for achieving financial success and for the competitive retention of executives.

Long-Term Incentive	Stock Options and Restricted Stock Grants	Provide incentives to strengthen alignment of executive team interests with Company interests, reward long-term achievement and promote executive retention.

Insurance Benefits	Eligibility to participate in the plan available to our employees, including major medical, dental, life and short-term disability plans.	Plan is part of employee benefit.

Insurance Benefits, Defined Benefit Plans and Other Arrangements

We offer an insurance package to all eligible employees that includes major medical, dental and life insurance. The life insurance benefit provides for a maximum term payout of $30,000. This package also provides for a short-term disability benefit with a maximum payout of $200 per week for a term of up to 13 weeks.

Long-term incentive compensation for executive officers consists of only the current Employee Incentive Stock Plan. The Company does not have a retirement or pension plan.

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Potential Payments Upon a Change in Control or Termination

The Company does not have any employment contracts or change of control agreements. However, in the event of a change of control of the Company or termination under certain circumstances, awards granted under the Stock Plan shall become immediately vested and fully exercisable and shall remain exercisable until the expiration of the award or in the event the participant should die before the expiration of the term of the award until the earlier of the expiration of the term of the award or two years following the date of the participant’s death. Upon termination of employment, stock options held may be exercised to the extent such option was exercisable or in such accelerated basis as the Compensation Committee may determine.

If a change in control or termination of employment as described above were to have occurred as of March 31, 2019, 25,000 stock options held by our Named Executive Officers would have automatically vested.

COMPENSATION COMMITTEE REPORT

To the Stockholders of Mexco Energy Corporation:

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis, above, with management. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement for the fiscal year ended March 31, 2019, for filing with the SEC.

July 16, 2019	Compensation Committee
Kenneth L. Clayton, Chairman
Michael J. Banschbach
Paul G. Hines
Christopher M. Schroeder

EXECUTIVE COMPENSATION

The compensation paid to the Named Executive Officers generally consists of base salaries, annual incentive bonus payments and awards under the Stock Plans. The following table summarizes the total compensation awarded to, earned by or paid to the Named Executive Officers during fiscal years 2019, 2018 and 2017.

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Option Awards (1)	All Other Compensation (2)	Total
Nicholas C. Taylor	2019	$-	$-	$-	$-	$-
Chairman & CEO	2018	$-	$-	$-	$-	$-
	2017	$-	$-	$-	$-	$-

Tamala L. McComic (3)	2019	$197,855	$43,700	$81,250	$-	$322,755
President, CFO, Treasurer	2018	$197,844	$38,000	$-	$-	$235,844
& Assistant Secretary	2017	$190,575	$5,000	$-	$-	$195,575

Donna Gail Yanko	2019	$1,200	$-	$-	$-	$1,200
Vice President & Secretary	2018	$1,200	$-	$-	$-	$1,200
	2017	$1,200	$-	$-	$-	$1,200

(1)	The amounts in this column reflect the aggregate grant date fair value attributable to stock options granted in accordance with ASC 718, “Compensation - Stock Compensation” pursuant to the 2009 Employee Incentive Stock Plan.
(2)	All other compensation is comprised of director’s fees only for Mr. Taylor. Director’s fees are paid at the rate of $1,500 per director quarterly. Mr. Taylor waived his director’s fee for fiscal 2019, 2018 and 2017. The sole compensation to be received by the Chairman and CEO of the Company for such period consists of director’s fees.
(3)	Salary amounts for Ms. McComic include accrued vacation not taken and sold back to the Company as follows: $7,855 for fiscal 2019, $9,969 for fiscal 2018 and $9,075 for fiscal 2017.

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OPTION GRANTS FOR FISCAL 2019

The following table summarizes certain information relating to options granted to certain Named Executive Officers and directors during the year ended March 31, 2019.

Name	# of Shares of Stock Options Granted (1)	Exercise or Base Price per Share (2)	Grant Date	Grant Date Fair Value of Options Granted (3)
Tamala L. McComic	25,000	$4.84	09/11/2018	$81,250

(1)	Options vest equally over four years, beginning with the first anniversary of the date of grant and have a term of ten years.
(2)	The exercise or base price for options granted is set as the average stock price on the date of grant.
(3)	The amounts included in this column represent the grant date fair value computed in accordance with ASC 718.

OPTION EXERCISES FOR FISCAL 2019

The following table provides information with respect to the options exercised by our Named Executive Officers and directors during fiscal 2019:

Name	Number of Option Awards Acquired on Exercise	Value Realized Upon Exercise (1)
Tamala L. McComic	2,500	$5,775

(1)	The realized value is based on the difference between the market value of the shares purchased on the date of exercise and the option exercise price multiplied by the number of shares covered by the exercised option.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2019

The following table sets forth certain information with respect to the vested and unvested stock options held at March 31, 2019 by each of the Named Executive Officers and Company’s current directors.

Name	# of Shares of Unexercised Options Vested	# of Shares of Unexercised Options Not Vested	Option Exercise Price ($/sh)	Option Expiration Date
Nicholas C. Taylor (1)	-	-	$-	-

Tamala L. McComic	21,100	-	$6.29	08/16/2020
	25,000	-	$6.80	11/21/2021
	25,000	-	$5.98	04/23/2023
	25,000	-	$7.00	08/01/2024
		25,000	$4.84	09/11/2028

Donna Gail Yanko (1)	-	-	$-	-

Michael J. Banschbach	10,000	-	$7.00	08/01/2024

Kenneth L. Clayton	10,000	-	$6.80	11/21/2021

Thomas R. Craddick (1)	-	-	$-	-

Paul G. Hines	10,000	-	$6.06	09/14/2020

Christopher M. Schroeder	-	10,000	$4.84	09/11/2028

(1)	At March 31, 2019, Named Executive Officers, Mr. Taylor, also a director, and Ms. Yanko and director, Mr. Craddick did not hold any options to purchase shares of the Company’s Common Stock.

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CORPORATE GOVERNANCE AND CODE OF BUSINESS CONDUCT

The Board of Directors and management are dedicated to exemplary corporate governance and high standards of conduct and ethics. The Board adopted the Company’s Code of Ethics and Business Conduct (the “Code”) to inspire continuing dedication to the fundamental principles of honesty, loyalty, fairness and forthrightness. The Code applies to all employees including directors and executive officers. The Code can be found at www.mexcoenergy.com by clicking on “Investor Relations” then “Corporate Governance”. Shareholders may request a free printed copy of the Code by contacting our Corporate Secretary at mexco@sbcglobal.net or by calling (432) 682-1119.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee was formed as of June 15, 2005 and Messrs. Branschbach, Clayton, Hines and Schroeder are current members thereof. No member of the Compensation Committee is an officer or employee of the Company. None of the Company’s executive officers served on the Board of Directors or the Compensation Committee of any other entity, for which any officers of such other entity served either on our Board of Directors or the Compensation Committee. The Compensation Committee makes recommendations regarding compensation subject to approval of the entire Board of Directors.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Transactions with related persons are reviewed, approved or ratified in accordance with the policies and procedures set forth in the Company’s Code of Ethics and Business Conduct. The Audit Committee, pursuant to the Audit Committee Charter, has the responsibility to review, assess and approve or disapprove conflicts of interest and related-party transactions to ensure compliance with the Code.

The Code provides that directors, officers, and employees must avoid situations that involve, or could appear to involve, “conflicts of interest” with regard to the Company’s interest. Exceptions may only be made after review of fully disclosed information and approval of specific or general categories by senior management (in the case of employees) or the Board of Directors (in the case of officers or directors). Any employee, officer or director who becomes aware of a conflict or potential conflict of interest should bring the matter to the attention of appropriate personnel. A “conflict of interest” exists when a person’s private interest interferes in any way with the interests of the Company. Conflicts of interest generally interfere with the person’s effective and objective performance of his or her duties or responsibilities to the Company. The Code sets forth several examples of how conflicts of interest may arise, including when a director, officer or employee or members of their immediate family, receive improper personal benefits because of their position with the Company; the Company gives loans to, or guarantees of obligations of directors, officers, employees or their immediate family members; or the director, officer, employee or their immediate family members use Company property or confidential information for personal use.

Each year we require all our directors, nominees for director and executive officers to complete and sign a questionnaire in connection with the solicitation of proxies for use at the Annual Meeting. The purpose of the questionnaire is to obtain information, including information regarding transactions with related persons, for inclusion in our Proxy Statement or Annual Report.

In addition, we annually review SEC filings made by beneficial owners of more than five percent of any class of our voting securities to determine whether information relating to transactions with such persons needs to be included in our Proxy Statement or Annual Report.

Based on these reviews, the Company discloses the following transaction: Our majority stockholder and Chief Executive Officer, Nicholas C. Taylor, shares office expenditures with Mexco.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of the Company’s Common Stock, as of July 16, 2019, by each of the Company’s directors and executive officers, by all executive officers and directors of the Company as a group, and by each person known to the Company to be the beneficial owner of more than 5% of any class of the Company’s outstanding Common Stock.

	Number of Shares (1)	Percent of Class (2)
SECURITY OWNERSHIP OF 5% HOLDERS:
Howard Cox, 15 Congress Street, Mailstop B-6, Boston, MA 02109	202,400	9.92%

SECURITY OWNERSHIP OF MANAGEMENT:
Michael J. Banschbach	17,537	*
Kenneth L. Clayton	20,000	*
Thomas R. Craddick	15,000	*
Thomas H. Decker	9,588	*
Paul G. Hines	10,000	*
Tamala L. McComic	103,565	4.83%
Christopher M. Schroeder	2,500	*
Nicholas C. Taylor	950,000	46.56%
Donna Gail Yanko (3)	11,612	*
Officers and directors as a group (9 persons)	1,139,802	52.40%

* Indicates less than 1% of the outstanding shares of the Company’s Common Stock.

(1)	Included in the number of shares of Common Stock Beneficially Owned are shares that such persons have the right to acquire within 60 days of the record date, July 16, 2019, pursuant to options to purchase such Common Stock (Mr. Banschbach, 10,000; Mr. Clayton, 10,000; Mr. Hines, 10,000; Ms. McComic, 102,350; and Mr. Schroeder 2,500).
(2)	Securities not outstanding, but included in the beneficial ownership of each such person, are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.
(3)	Includes shares beneficially owned as follows: Ms. Yanko’s spouse – 944.

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PROPOSAL 2: RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected and the Board of Directors has approved Weaver and Tidwell, L.L.P. (“Weaver”) for appointment as our independent registered public accounting firm for the fiscal year ending March 31, 2020, subject to ratification by the stockholders.

Neither the Company’s bylaws nor other governing documents or law require shareholder ratification of the selection of Weaver as the Company’s independent registered public accounting firm; however, the Company is submitting the selection of Weaver to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee may in its discretion direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

Weaver served as the independent registered public accountants for the Company for the fiscal year ended March 31, 2019. A representative of Weaver may or may not be present at the Annual Meeting, but will be available by telephone, and have an opportunity to make a statement if they desire to do so and respond to appropriate questions.

The Company asks that you ratify the appointment of Weaver and Tidwell, L.L.P. as the Company’s independent registered public accounting firm for the year ending March 31, 2020.

AUDIT FEES AND SERVICES

The table below sets forth the aggregate fees billed by Weaver and Tidwell L.L.P., the Company’s independent registered public accounting firm for fiscal 2019 and fiscal 2018:

	2019	2018
Audit fees (1)	$121,500	$115,000
Audit related fees (2)	$-	$21,525
Tax service fees (3)	$22,683	$13,645
All other fees	$-	$-
Total	$144,183	$150,170

(1)	Audit fees consist of professional services rendered for the audit of the Company’s annual consolidated financial statements included in its Annual Report on Form 10-K, review of the Company’s quarterly financial statement included in its Quarterly Reports on Form 10-Q and review of the Company’s other filings with the SEC, including consents and other research work necessary to comply with generally accepted auditing standards for the years ended March 31, 2019 and 2018.
(2)	Audit related fees incurred in fiscal 2018 are fees for consent documentation related to the 2017 audit rendered by Grant Thornton, LLP, the independent registered public accounting firm for fiscal 2017.
(3)	Tax fees are for professional services rendered in connection with tax return preparation and consultation on tax matters.

The Audit Committee’s policy on pre-approval of audit and audit related fees requires the Chairman of the Audit Committee to sign all engagement letters of the principal independent accountant prior to commencement of any audit and non-audit services. All fees paid in fiscal 2019 and 2018 were approved in accordance with these procedures. All of the work performed in auditing the Company’s consolidated financial statements during the last two fiscal years was performed by the full-time, permanent employees of the respective independent registered public accounting firm. The Audit Committee considers whether the services provided for non-audit services are compatible with maintaining Weaver’s independence, and has concluded that the provision of such services by Weaver was compatible with the maintenance of its independence in the conduct of its auditing functions.

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REPORT OF THE AUDIT COMMITTEE

To the Stockholders of Mexco Energy Corporation:

It is the responsibility of the members of the Audit Committee to contribute to the reliability of the Company’s financial statements. In keeping with this goal, the Board of Directors adopted a written charter, which is posted on the Company’s website at www.mexcoenergy.com in the “Corporate Governance” area of the “Investor Relations” section. The Audit Committee is satisfied with the adequacy of the charter based upon its evaluation of the charter during fiscal 2019. The Audit Committee met four times during fiscal 2019. The members of the Audit Committee are independent directors.

The Audit Committee oversees the Company’s financial reporting process on behalf of the entire Board of Directors. Management has the primary responsibility for the Company’s financial statements and the reporting process, including the systems of internal controls. The primary responsibilities of the Audit Committee are to select and retain the Company’s auditors (including review and approval of the terms of engagement and fees), to review with the auditors the Company’s financial reports (and other financial information) provided to the SEC and the investing public, to prepare and publish this report and to assist the Board of Directors with oversight of integrity of the Company’s financial statements; compliance by the Company with standards of business ethics and legal and regulatory requirements; qualifications and independence of the Company’s independent auditors; and performance of the Company’s independent auditors. The Audit Committee does not provide any expert or special assurance as to the Company’s financial statements or any professional certification as to the independent auditors’ work. In the performance of its oversight function, the Audit Committee has reviewed and discussed the Company’s quarterly and audited financial statements, including the quality of accounting principles with management and the independent accountants.

The Audit Committee also discussed with the independent auditors the matters required to be discussed by Rules on Auditing Standards No. 16, Communications with Audit Committees, as amended, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). Additionally, the Audit Committee has received the written disclosures and the letter from the Company’s independent accountants required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence and the Audit Committee has discussed with the Company’s independent auditors the independent auditor’s independence.

Based on reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements for fiscal 2019 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2019 filed with the SEC.

July 16, 2019	Audit Committee
Paul G. Hines, Chairman
Michael J. Banschbach
Kenneth L. Clayton
Christopher M. Schroeder

The Board of Directors recommends that you vote FOR the appointment of WEAVER AND TIDWELL, L.L.P. as the independent registered public accounting firm for the Company for the fiscal year ending March 31, 2020.

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PROPOSAL 3: APPROVAL OF THE 2019 EMPLOYEE INCENTIVE STOCK PLAN

Introduction

On June 24, 2019, our Board adopted the Mexco Energy Corporation 2019 Employee Incentive Stock Plan (“2019 the Plan”). The proposed Plan replaces our current 2009 Employee Incentive Stock Plan (which we refer to as the “2009 Plan” throughout this Proxy Statement). No further restricted stock or stock option grants will be made under the 2009 Plan assuming approval of the proposed 2019 Plan. The stockholders are now being requested to approve the 2019 Plan.

The purpose of the 2019 Plan is to further the interests of the Company, its subsidiaries, and its shareholders by providing incentives in the form of awards to employees, consultants and nonemployee directors who can contribute materially to the success and profitability of the Company and its subsidiaries. These awards will recognize and reward outstanding performances and individual contributions and give participants in the 2019 Plan an interest in the Company parallel to that of the shareholders, thus enhancing the proprietary and personal interest of such participants in the Company’s continued success and progress. The 2019 Plan will support the Company’s and its subsidiaries’ ongoing efforts to attract and retain such employees, consultants and non-employee directors.

Summary of the Plan

The following general description of material features of the 2019 Plan is qualified in its entirety by reference to the provisions of the 2019 Plan set forth in Exhibit A.

General

Awards to participants under the Plan may be made in the form of stock options; stock awards in the form of Common Stock or Stock Units, including restricted stock or restricted stock units; or cash awards based on objective performance goals pre-established by the Committee (collectively “Awards”).

Shares Subject to Plan

The 2019 Plan provides for the award of up to 200,000 shares of the Company’s Common Stock, including both shares of Common Stock issued plus shares covered by or subject to awards then outstanding under the Plan. The aggregate number of shares under the 2019 Plan, the number of shares covered by each outstanding Award, the grant price or other price of such Awards, the Fair Market Value (as defined below) or other price determinations of such Awards and the Award limitations are subject to adjustment in the event of a stock split or dividend, recapitalization or capital reorganization or certain other corporate transactions. Shares of Common Stock underlying Awards that are forfeited, terminated, settled in cash, exchanged for Awards that do not involve Common Stock or expire unexercised become immediately available for additional Awards under the Plan.

Administration and Eligibility

Administration. The Compensation Committee of the Board of Directors (the “Committee”) selects the employees and consultants to whom Awards will be granted and determines the number and type of Awards to be granted to such individual. The Board selects the nonemployee directors eligible to whom Awards will be granted and determines the number and type of Award to be granted to such individual.

Eligibility. All employees, nonemployee directors and consultants of the Company and its subsidiaries will be eligible to receive Awards under the Plan if it is approved by stockholders. No determination has been made as to which of those eligible employees, nonemployee directors and consultants will receive grants under the 2019 Plan, and therefore, the benefits to be allocated to any individual or to any group of employees, consultants and nonemployees are not presently determinable.

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Employee Awards

Each Award may be embodied in an agreement containing such terms, conditions and limitations as determined by the Compensation Committee. Awards may be granted singly, in combination or in tandem. Awards to participants may also be made in combination or in tandem with, in replacement of, or as alternatives to, grants or rights under the 2019 Plan or any other employee benefit plan of the Company. All or part of an Award may be subject to conditions established by the Compensation Committee, including continuous service with the Company, achievement of specific business objectives and other comparable measurements of performance.

The type of Awards to employees that may be made under the 2019 Plan are as follows:

Stock Options. The Committee may grant an Award in the form of a stock option. In the case of an option granted to an employee, such option may be either an incentive stock option under section 422 of the Internal Revenue Code or a nonqualified stock option. The Committee determines the exercise price, whether the stock option is intended to qualify as an incentive stock option under the Internal Revenue Code or not and other provisions not inconsistent with the Plan. The grant price of a stock option shall not be less than the “Fair Market Value” of the Common Stock subject to such option at the date of grant. “Fair Market Value” of a share of Common Stock means, as of a particular date, if shares of Common Stock are listed on a national securities exchange, the mean between the highest and lowest sales price per share of the Common Stock on the consolidated transaction reporting system for the principal national securities exchange on which shares of Common Stock are listed on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, or, at the discretion of the Committee, the price prevailing on the exchange at the time of exercise or other relevant time (as determined under procedures established by the Committee). The term shall not exceed ten years from the date of grant. Options may not be repriced and may not include provisions that reload the option upon exercise

Stock Awards. The Committee may grant stock awards. Such awards may be subject to such terms, conditions and limitations, not inconsistent with the 2019 Plan, as may be determined by the Committee.

Cash Awards. The Committee may grant cash awards. Such awards may be subject to such terms, conditions and limitations, not inconsistent with the 2019 Plan, as may be determined by the Committee.

Award Limits. No employee may be granted, during any calendar year, options that are exercisable for more than 25,000 shares of Common Stock or stock awards covering more than 25,000 shares of Common Stock.

Consultant Awards

The Committee shall have the sole responsibility and authority to determine the type or types of Awards to be made to a consultant under the 2019 Plan and the terms, conditions and limitations applicable to such Awards.

Nonemployee Director Awards

Each Award may be embodied in an agreement containing such terms, conditions and limitations as determined by the Board. Awards may be granted singly, in combination or in tandem. Awards to nonemployee directors may be in the form of options or stock awards. The Board may grant options to nonemployee directors, provided that the options granted to nonemployee directors shall not be incentive stock options. The Board may grant stock awards to nonemployee directors. Any terms, conditions and limitations applicable to any stock award granted to a nonemployee director pursuant to the 2019 Plan, including but not limited to rights to dividend equivalents shall be determined by the Board. Nonemployee directors may not be granted, during any fiscal year, options that are exercisable for more than 25,000 shares of Common Stock or stock awards covering or relating to more than 25,000 shares of Common Stock.

Payment of Awards

Payment made to a participant pursuant to an Award may be made in the form of cash or Common Stock, or a combination thereof. The Committee may provide for the payment of dividends on shares of Common Stock granted in connection with Awards or dividend equivalents with respect to any shares of Common Stock subject to an award that have not actually been issued under the Award.

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Change of Control

In the event of a “change of control” of the Company as defined in the 2019 Plan, all Awards automatically vest and become exercisable and any restrictions applicable to the Award shall lapse.

Duration; Plan Amendments

The 2019 Plan has a term of ten years from the date of shareholder approval. The Board may at any time amend, modify, suspend or terminate the 2019 Plan, but in doing so cannot adversely affect any outstanding Award without the grantee’s written consent or make any amendment without shareholder approval, to the extent such shareholder approval is required by applicable law or the exchange upon which the shares are traded.

Federal Income Tax Consequences

Set forth below is a brief summary of the federal income tax consequences of awards under the 2019 Plan. This summary is not a complete description of the applicable tax consequences, and it is subject to any changes in applicable tax rules.

Stock Awards. A grant of shares of Common Stock or a cash equivalent that is not subject to vesting restrictions will result in taxable income for federal income tax purposes to the recipient at the time of grant in an amount equal to the Fair Market Value of the shares or the amount of cash awarded. The Company would be entitled to a corresponding deduction at that time for the amount included in the recipient’s income.

Generally, a grant of shares of Common Stock under the 2019 Plan subject to vesting and transfer restrictions will not result in taxable income to the recipient for federal income tax purposes or a tax deduction to the Company in the year of the grant. Instead, the value of the shares will generally be taxable to the recipient as taxable income in the years in which the restrictions on the shares lapse. Such value will be the Fair Market Value of the shares on the dates the restrictions terminate. Any recipient, however, may elect pursuant to Internal Revenue Code Section 83(b) to treat the Fair Market Value of the shares on the date of such grant as taxable income in the year of the grant of restricted shares, provided the recipient makes the election pursuant to Internal Revenue Code Section 83(b) within 30 days after the date of the grant. In any case, the Company will receive a deduction for federal income tax purposes corresponding in amount to the amount of compensation included in the recipient’s income in the year in which that amount is so included.

Cash Awards. Cash awards are taxable income to the recipient for federal income tax purposes at the time of payment. The recipient will have taxable income equal to the amount of cash paid, and the Company will have a corresponding deduction for federal income tax purposes.

Nonqualified Stock Options. Nonqualified stock options granted under the 2019 Plan will not be taxable to a recipient at the time of grant. Upon the exercise of a nonqualified stock option, the amount by which the Fair Market Value of the shares of Common Stock received, determined as of the date of exercise, exceeds the exercise price will be treated as taxable income received by the Participant in the year of exercise. Generally, the Company will be entitled to a deduction for compensation paid in the same amount treated as compensation received by the Participant.

Incentive Stock Options. A recipient of an incentive stock option under the plan will not generally recognize any taxable income for federal income tax purposes upon receipt of an incentive stock option or, generally, at the time of exercise of an incentive stock option, except possibly under the alternative minimum income tax rules. If a Participant exercises an incentive stock option and does not dispose of the shares received in a subsequent “disqualifying disposition” (generally, a sale, gift or other transfer within two years after the date of grant of the stock option or within one year after the shares are transferred to the Participant), the recipient receives long-term capital gains treatment on the difference between the price at which the recipient of the incentive stock option sells the shares of Common Stock and his or her tax basis in the shares (generally the amount paid upon exercise of such options). In the event of a disqualifying disposition, the difference between the Fair Market Value of the shares of Common Stock received on the date of exercise and the exercise price will generally be treated as taxable income in the year of disposition. The Company will not be entitled to a deduction with respect to shares received by a recipient of an incentive stock option upon exercise if the Common Stock received is not disposed of in a disqualifying disposition. If, however, an amount is treated as taxable income to the recipient of an incentive stock option due to a disqualifying disposition, the Company will be entitled to a corresponding deduction in the same amount for compensation paid.

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Deductibility of Awards. Section 162(m) of the Internal Revenue Code places a $1,000,000 annual limit on the compensation deductible by the Company paid to certain of its executives. The limit, however, does not apply to “qualified performance-based compensation.” The Company believes that awards of stock options and certain other “performance-based compensation” awards under the Plan will qualify for the performance-based compensation exception to the deductibility limit.

Deferred Compensation. Any deferrals made under the 2019 Plan, including awards granted under the 2019 Plan that are considered to be deferred compensation, must satisfy the requirements of Section 409A of the Internal Revenue Code to avoid adverse tax consequences to participating recipients. These requirements include limitations on election timing, and acceleration of payments and distributions. The Company intends to structure any deferrals and awards under the 2019 Plan to meet the applicable tax law requirements.

Other Tax Consequences. State tax consequences may in some cases differ from those described above. Awards under the 2019 Plan will in some instances be made to persons who are subject to tax in jurisdictions other than the United States and may result in tax consequences differing from those described above.

Recommendation and Required Affirmative Vote

The affirmative vote of the holders of a majority of our Common Stock entitled to vote and who do vote (in person or by proxy) at the annual meeting is required for approval of the proposal to approve the 2019 Plan. Our Board believes that the 2019 Plan is in the best interests of the Company and our stockholders.

The Board of Directors recommends that you vote

FOR

the approval of MEXCO ENERGY CORPORATION 2019 EMPLOYEE INCENTIVE STOCK PLAN.

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PROPOSAL 4:

ADVISORY VOTE ON EXECUTIVE COMPENSATION

This advisory vote on executive compensation, referred to as the “say-on-pay” vote, gives shareholders the opportunity to express their views on our Named Executive Officers’ compensation, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K. Shareholders may vote for or against the approval of the Company’s executive compensation, or they may abstain from voting on this proposal.

As described in detail in our Compensation Discussion and Analysis beginning on page 10, the primary objectives in designing our executive compensation program are to attract, retain and motivate the talent needed to lead and grow the Company, reward successful performance and more closely align executives’ interests with those of the Company and its shareholders. The ultimate objective of our compensation program is to improve the intrinsic value of the Company and long-term shareholder value.

We encourage you to review the compensation tables and the narrative disclosures on compensation in this proxy statement. In addition, we encourage you to read the section above entitled “Compensation Discussion and Analysis,” which discusses in detail how our executive compensation program implements our compensation philosophy. The Compensation Committee and the Board of Directors believe that our executive compensation program is effective in implementing our compensation philosophy and in achieving its goals.

The Company requests shareholder approval of the compensation of the Company’s Named Executive Officers as disclosed pursuant to the SEC’s compensation disclosure rules. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we will ask our shareholders to vote “FOR” the following non-binding resolution at the Annual Meeting:

“RESOLVED, that the shareholders approve, on an advisory basis, the compensation of the Named Executive Officers as disclosed in the Proxy Statement of the Company for the 2019 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”

While your vote on this proposal is advisory and will not be binding on the Company, the Board of Directors or the Compensation Committee, we value the opinion of our shareholders and will take the results of this advisory vote into account when making future decisions regarding our executive compensation program.

Our Board of Directors unanimously recommends that you vote FOR the resolution, on an advisory basis, approving the executive compensation of the Named Executive Officers.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and officers and persons who own more than 10 percent of the Company’s outstanding Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock held by such persons. These persons are also required to furnish the Company with copies of all forms they file under this regulation. Based on our records and other information, the Company believes that during the fiscal year ended March 31, 2019 all applicable Section 16(a) filing requirements were met.

ACCESS TO REPORTS

Stockholders may obtain a copy of the Annual Report on Form 10-K and any of the other reports filed by Mexco with the SEC, free of charge, (1) from the SEC’s website at www.sec.gov, (2) from our website at www.mexcoenergy.com, or (3) by writing to our Corporate Secretary at our principal executive offices, P.O. Box 10502, Midland, Texas 79702 or by email to mexco@sbcglobal.net.

STOCKHOLDERS PROPOSALS FOR NEXT ANNUAL MEETING

The next Annual Meeting of the Company’s stockholders is scheduled to be held on September 10, 2020. Appropriate proposals of stockholders intended to be presented at the 2020 Annual Meeting must be received by the Secretary of the Company at the Company’s offices at 415 West Wall, Suite 475, Midland, Texas 79701, by March 31, 2020 in order to be considered by the Board of Directors for inclusion in the proxy solicitation materials for the 2020 Annual Meeting.

In addition, the Company’s policy has established advance notice procedures to shareholders proposals not included in the Company’s proxy statement, to be brought before an Annual Meeting. In general, the Secretary of the Company must receive notice of any such proposal not less than 80 days prior to the date of the Annual Meeting (in the case of the next Annual Meeting, on or prior to June 22, 2020) at the address of the Company’s principal executive offices above. Such notice must include the information which would be required to be included in the proxy statement filed pursuant to the rules of the SEC had the proposal been made by the Board of Directors.

HOUSEHOLDING

The SEC permits a single set of annual reports and proxy statements to be sent to any household at which two or more stockholders reside if they appear to be members of the same family. Each stockholder continues to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses. A number of brokerage firms have instituted householding.

As a result, if you hold your shares through a broker and you reside at an address at which two or more stockholders reside, you will likely be receiving only one annual report and proxy statement unless any stockholder at that address has given the broker contrary instructions. However, if any such beneficial stockholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, or if any such beneficial stockholder that elected to continue to receive separate annual reports or proxy statements wishes to receive a single annual report or proxy statement in the future, that stockholder should contact their broker or send a request to our corporate secretary at our principal executive office mailing address, P.O. Box 10502, Midland, Texas 79702, telephone number (432) 682-1119. We will deliver, promptly upon written or oral request to the corporate secretary, a separate copy of the 2019 Annual Report and this proxy statement to a beneficial stockholder at a shared address to which a single copy of the documents was delivered.

OTHER MATTERS

We know of no other business which will be presented at the Annual Meeting other than as explained herein. Our Board of Directors has approved a process for collecting, organizing and delivering all stockholder communications to each of its members. To contact all directors on the Board, all directors on a Board committee or an individual member or members of the Board of Directors, a stockholder may mail a written communication to: Mexco Energy Corporation, Attention: Secretary, P.O. Box 10502, Midland, Texas 79702. All communications received in the mail will be opened by the Company’s Secretary for the purpose of determining whether the contents represent a message to the Board of Directors. The contents of stockholder communications to the Board of Directors will be promptly relayed to the appropriate members. The Company encourages all members of the Board of Directors to attend the Annual Meeting of stockholders although we have no formal policy requiring attendance.

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On June 24, 2019, we filed with the SEC an Annual Report on Form 10-K for the fiscal year ended March 31, 2019. The Annual Report on Form 10-K has been provided concurrently with this Proxy Statement to all stockholders entitled to notice of, and to vote at, the Annual Meeting.

You can learn more about the Company and our operations by visiting our website at www.mexcoenergy.com. Our website contains information concerning our business, recent news releases and other filings with the SEC; our Code of Business Conduct and Ethics; the charters of the Audit Committee, Compensation Committee and Nominating Committee; and, information concerning our Board of Directors and stockholder relations. .

BY ORDER OF THE BOARD OF DIRECTORS

Donna Gail Yanko, Secretary

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EXHIBIT A

MEXCO ENERGY CORPORATION
2019 EMPLOYEE INCENTIVE STOCK PLAN

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ARTICLE I

INTRODUCTION

Subject to shareholder approval, effective as of September 12, 2019, Mexco Energy Corporation, a Colorado corporation (the “Company”) established the Mexco Energy Corporation 2019 Incentive Stock Plan (the “Plan”) in order to reward certain corporate officers and employees, certain consultants and nonemployee directors of the Company and its Subsidiaries by providing for certain cash benefits and by enabling such persons to acquire shares of Common Stock of the Company.

ARTICLE II

OBJECTIVES

The purpose of the Plan is to further the interests of the Company, its Subsidiaries and its shareholders by providing incentives in the form of Awards to certain employees, consultants and nonemployee directors who can contribute materially to the success and profitability of the Company and its Subsidiaries. Such Awards will recognize and reward outstanding performance and individual contributions and give Participants in the Plan an interest in the Company that is parallel to that of the shareholders in order to enhance the proprietary and personal interest of such Participants in the Company’s continued success and progress. This Plan will also enable the Company and its Subsidiaries to attract and retain such employees, consultants and nonemployee directors.

ARTICLE III

DEFINITIONS

As used herein, the terms set forth below shall have the following respective definitions:

“Award” means an Employee Award, a Director Award or a Consultant Award.

“Award Agreement” means one or more Employee Award Agreement, Director Award Agreement or Consultant Award Agreement.

“Board” means the Board of Directors of the Company.

“Cash Award” means an award denominated in cash.

“Change of Control” means one or more events reflected in an Award Agreement, which:

(a) impact the control of:

(i) the Company, or

(ii) the Board, or

(b) reflect a significant change in the ownership of:

(i) the Company or its Subsidiaries, or

(ii) the assets of the Company.

Notwithstanding the paragraph above or the definition contained in an Award Agreement, in the event an Award is or becomes subject to section 409A of the Code, if the payment associated with such Award is permitted upon the occurrence of a Change of Control, the events that constitute a Change of Control shall be limited to the extent necessary to comply with the requirements of section 409A of the Code.

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“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” means the Compensation Committee of the Board or such other committee of the Board as is designated by the Board to administer certain portions of the Plan.

“Common Stock” means Mexco Energy Corporation common stock, par value $0.50 per share.

“Company” means Mexco Energy Corporation, a Colorado corporation.

“Consultant” means a person other than an Employee or a Nonemployee Director providing bona fide services to the Company or any of its Subsidiaries as a consultant or advisor, as applicable, provided that such person is a natural person and that such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for any securities of the Company.

“Consultant Award” means the grant of any Nonqualified Stock Option, Stock Award or Cash Award, whether granted singly, in combination, or in tandem, to a Consultant pursuant to such applicable terms, conditions and limitations as may be established in order to fulfill the objectives of the Plan.

“Consultant Award Agreement” means one or more agreements between the Company and a Consultant setting forth the terms, conditions and limitations applicable to a Consultant Award.

“Director” means an individual serving as a member of the Board.

“Director Award” means the grant of any Nonqualified Stock Option, Stock Award or Cash Award, whether granted singly, in combination, or in tandem, to a Participant who is a Nonemployee Director pursuant to such applicable terms, conditions and limitations as may be established in order to fulfill the objectives of the Plan.

“Director Award Agreement” means one or more agreements between the Company and a Nonemployee Director setting forth the terms, conditions and limitations applicable to a Director Award.

“Effective Date” means the date described in ARTICLE XXVI.

“Employee” means an employee of the Company or any of its Subsidiaries and an individual who has agreed to become an employee of the Company or any of its Subsidiaries and is expected to become such an employee within the following six months.

“Employee Award” means the grant of any Option, Stock Award or Cash Award, whether granted singly, in combination, or in tandem, to an Employee pursuant to such applicable terms, conditions and limitations as may be established in order to fulfill the objectives of the Plan.

“Employee Award Agreement” means one or more agreements between the Company and an Employee setting forth the terms, conditions and limitations applicable to an Employee Award.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

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“Fair Market Value” of a share of Common Stock means, as of a particular date:

(a) if shares of Common Stock are listed on a national securities exchange, the mean between the highest and lowest sales price per share of the Common Stock on the consolidated transaction reporting system for the principal national securities exchange on which shares of Common Stock are listed on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, or, at the discretion of the Committee, the price prevailing on the exchange at the time of exercise or other relevant time (as determined under procedures established by the Committee),

(b) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by The American Stock Exchange, or, if not reported by The American Stock Exchange, by the National Quotation Bureau Incorporated, or

(c) if shares of Common Stock are not publicly traded, the most recent value determined by an independent appraiser appointed by the Company for such purpose.

“Grant Date” means the date an Award is granted to a Participant pursuant to the Plan. The Grant Date for a substituted award is the grant date of the original award.

“Grant Price” means the price at which a Participant may exercise his or her right to receive cash or Common Stock, as applicable, under the terms of an Award.

“Incentive Stock Option” means an Option that is intended to comply with the requirements set forth in Section 422 of the Code.

“Nonemployee Director” means an individual serving as a member of the Board who is not an Employee.

“Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.

“Option” means a right to purchase a specified number of shares of Common Stock at a specified Grant Price, which right may be an Incentive Stock Option or a Nonqualified Stock Option.

“Participant” means an Employee, Director or Consultant to whom an Award has been granted under this Plan.

“Plan” means the Mexco Energy Corporation 2019 Incentive Stock Plan.

“Reload” means the automatic grant of a new Option upon the exercise of an existing Option.

“Restricted Stock” means any shares of Common Stock that are restricted or subject to forfeiture provisions.

“Restricted Stock Unit” means a Stock Unit that is restricted or subject to forfeiture provisions.

“Restriction Period” means a period of time beginning as of the Grant Date of an Award of Restricted Stock or Restricted Stock Units and ending as of the date upon which the Common Stock subject to such Award is no longer restricted or subject to forfeiture provisions.

“Stock Award” means an Award in the form of shares of Common Stock or Stock Units, including an award of Restricted Stock or Restricted Stock Units.

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“Stock Based Awards Limitations” means the limitations set forth in Section 7.2(a) and Section 7.2(b) below.

“Subsidiary” means in the case of a corporation, any corporation of which the Company directly or indirectly owns shares representing 50% or more of the combined voting power of the shares of all classes or series of capital stock of such corporation which have the right to vote generally on matters submitted to a vote of the stockholders of such corporation, in the case of a partnership or other business entity not organized as a corporation, any such business entity of which the Company directly or indirectly owns 50% or more of the voting, capital or profits interests (whether in the form of partnership interests, membership interests or otherwise), and any other corporation, partnership or other entity that is a “subsidiary” of the Company within the meaning of Rule 405 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

ARTICLE IV

ELIGIBILITY

Section 4.1 Employees. All Employees are eligible for the grant of Employee Awards under this Plan in the discretion of the Committee.

Section 4.2 Directors. Nonemployee Directors are eligible for the grant of Director Awards under this Plan in the discretion of the Board.

Section 4.3 Consultants. All Consultants are eligible for the grant of Consultant Awards under this Plan in the discretion of the Committee.

ARTICLE V

COMMON STOCK AVAILABLE FOR AWARDS

Section 5.1 Award Limitations. Subject to the provisions of ARTICLE XVI hereof, no Award shall be granted if it shall result in the aggregate number of shares of Common Stock issued under the Plan plus the number of shares of Common Stock covered by or subject to Awards then outstanding under this Plan (after giving effect to the grant of the Award in question) to exceed 200,000. The shares of Common Stock to be delivered under the Plan shall be made available from (a) authorized but unissued share of Common Stock; (b) share of Common Stock held in the treasury of the Company; or (c) previously issued shares of Common Stock reacquired by the Company, including Common Stock purchased on the open market.

Section 5.2 Unissued Awards

(a) The number of shares of Common Stock that are the subject of Awards under this Plan that are forfeited or terminated, expire unexercised, are settled in cash in lieu of Common Stock or in a manner such that all or some of the shares covered by an Award are not issued to a Participant or are exchanged for Awards that do not involve Common Stock, shall again immediately become available for Awards hereunder. If the Grant Price or other purchase price of any Option or other Award granted under the Plan is satisfied by tendering shares of Common Stock to the Company, or if the tax withholding obligation resulting from the settlement of any such Option or other Award is satisfied by tendering or withholding shares of Common Stock, only the number of shares of Common Stock issued net of the shares of Common Stock tendered or withheld shall be deemed delivered for purposes of determining usage of shares against the maximum number of shares of Common Stock available for delivery under the Plan or any sublimit set forth above.

(b) Shares of Common Stock delivered under the Plan as an Award or in settlement of an Award issued or made:

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(i) upon the assumption, substitution, conversion or replacement of outstanding awards under a plan or arrangement of an entity acquired in a merger or other acquisition; or

(ii) as a post-transaction grant under such a plan or arrangement of an acquired entity shall, in each case, not reduce or be counted against the maximum number of shares of Common Stock available for delivery under the Plan, to the extent that the exemption for transactions in connection with mergers and acquisitions from the shareholder approval requirements of the NYSE American Stock Exchange for equity compensation plans applies.

(c) The Committee may from time to time adopt and observe such rules and procedures concerning the counting of shares against the Plan maximum or any sublimit as it may deem appropriate, including rules more restrictive than those set forth above to the extent necessary to satisfy the requirements of any national stock exchange on which the Common Stock is listed or any applicable regulatory requirement. The Board and the appropriate officers of the Company are authorized to take from time to time whatever actions are necessary, and to file any required documents with governmental authorities, stock exchanges and transaction reporting systems to ensure that shares of Common Stock are available for issuance pursuant to Awards.

ARTICLE VI

ADMINISTRATION.

Section 6.1 Administration by the Committee.

(a) This Plan shall be administered by the Committee, except as otherwise provided herein. Subject to the provisions hereof, the Committee shall have full and exclusive power and authority to administer this Plan and to take all actions that are specifically contemplated hereby or are necessary or appropriate in connection with the administration hereof. In this regard, the Committee shall have full and exclusive power to (i) interpret the Plan and the Award Agreements thereunder, (ii) adopt, amend and rescind such rules, regulations and guidelines for carrying out the Plan, as it may deem necessary or proper; (iii) determine the Employees and Consultants to whom, and the time or times at which, Employee Awards and Consultant Awards shall be granted; (iv) determine the amount of cash and/or the number of shares of Common Stock, as applicable, that shall be the subject of each Employee Award or Consultant Award; (v) determine the terms and provisions of each Award Agreement (which need not be identical), including provisions defining or otherwise relating to (A) the term and the period or periods of Employee Awards and Consultant Awards and the extent of exercisability of Options, (B) the extent to which the transferability of Common Stock issued or transferred pursuant to any Employee Award or Consultant Award is restricted, (C) except as otherwise provided herein, the effect of termination of employment, or the service relationship with the Company, of a Participant on the Award, and (D) the effect of approved leaves of absences (consistent with any applicable regulations of the Internal Revenue Service); (vi) make determinations of Fair Market Value pursuant to the Plan; and (vii) make all other determinations, perform all other acts, and exercise all other powers and authority necessary or advisable for administering the Plan, including the delegation of those ministerial acts and responsibilities as the Committee deems appropriate. Subject to Rule 16b-3 under the Exchange Act and section 162(m) of the Code, the Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan, in any Employee Award or Consultant Award, or in any Award Agreement in the manner and to the extent it deems necessary or appropriate to carry the Plan into effect. Any decision of the Committee in the interpretation and administration of the Plan and the Award Agreements thereunder shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned.

(b) The Committee, in its discretion, may:

(i) provide for the extension of the exercisability of an Employee Award or Consultant Award,

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(ii) accelerate the vesting or exercisability of an Employee Award or Consultant Award,

(iii) eliminate or make less restrictive any restrictions applicable to an Employee Award or Consultant Award,

(iv) waive any restriction or other provision of this Plan (insofar as such provision relates to Employee Awards or to Consultant Awards) or an Employee Award or Consultant Award,

(v) otherwise amend or modify an Employee Award or Consultant Award in any manner, or

(vi) correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to further the Plan purposes.

(c) The Committee may do the preceding actions in any manner that is either:

(i) not adverse to the Participant to whom such Employee Award or Consultant Award was granted or

(ii) consented to by such Participant.

(d) Notwithstanding anything herein to the contrary, the Committee shall not be considered to have any discretion to amend or modify an Employee Award or Consultant Award in any manner that would cause the Award or the Participant who holds the Award to be subject to, or violate, the provisions of section 409A of the Code with respect to such Award, unless otherwise agreed to by the Participant.

Section 6.2 Liability of the Committee. No member of the Committee shall be liable for anything done or omitted to be done by him or her, by any member of the Committee or by any officer of the Company in connection with the performance of any duties under this Plan, except for his or her own willful misconduct or as expressly provided by statute.

Section 6.3 Authority of the Board. The Board shall have the same powers, duties, and authority to administer the Plan with respect to Director Awards as the Committee retains with respect to Employee Awards and Consultant Awards.

Section 6.4 Delegation of Authority. The Committee may engage or authorize the engagement of a third party administrator to carry out administrative functions under the Plan.

ARTICLE VII

EMPLOYEE AWARDS AND CONSULTANT AWARDS

Section 7.1 Employee Awards. The Committee shall determine the type or types of Employee Awards to be made under this Plan and shall designate from time to time the Employees who are to be the recipients of such Awards. Each Employee Award may, in the discretion of the Committee, be embodied in an Employee Award, which shall contain such terms, conditions and limitations as shall be determined by the Committee in its sole discretion and, if required by the Committee, shall be signed by the Participant to whom the Employee Award is granted and signed for and on behalf of the Company. Employee Awards may consist of those Awards listed in this ARTICLE VII and may be granted singly, in combination or in tandem. Employee Awards may also be granted in combination or in tandem with, in replacement of (subject to the last sentence of ARTICLE XIV), or as alternatives to, grants or rights under this Plan or any other employee plan of the Company or any of its Subsidiaries, including the plan of any acquired entity. An Employee Award may provide for the grant or issuance of additional, replacement or alternative Employee Awards upon the occurrence of specified events, including the exercise of the original Employee Award granted to a Participant. All or part of an Employee Award may be subject to conditions established by the Committee, which may include, but are not limited to, continuous service with the Company and its Subsidiary. Upon the termination of employment by a Participant who is an Employee, any unexercised, deferred, unvested, or unpaid Employee Awards shall be treated as set forth in the applicable Employee Award Agreement or as otherwise specified by the Committee.

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(a) Options. An Employee Award may be in the form of an Option, which may be an Incentive Stock Option or a Nonqualified Stock Option. The Grant Price of an Option shall be not less than the Fair Market Value of the Common Stock subject to such Option on the Grant Date. The term of the Option shall extend no more than 10 years after the Grant Date. Options may not include provisions that Reload the Option upon exercise. Similarly, Options may not be repriced or otherwise modified in any way that would constitute a reduction in the Grant Price associated with such Options, except in connection with an event described in ARTICLE XVI. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Options awarded to Employees pursuant to this Plan, including the Grant Price, the term of the Options, the number of shares subject to the Option and the date or dates upon which they become exercisable, shall be determined by the Committee.

(b) Stock Awards. An Employee Award may be in the form of a Stock Award. The terms, conditions and limitations applicable to any Stock Awards granted pursuant to the Plan shall be determined by the Committee, subject to the limitations set forth below.

(c) Cash Awards. An Employee Award may be in the form of a Cash Award. The terms, conditions and limitations applicable to any Cash Awards granted pursuant to this Plan shall be determined by the Committee.

Section 7.2 Limitations. Notwithstanding anything to the contrary contained in this Plan, the following limitations shall apply to any Employee Awards made hereunder:

(a) no Participant may be granted, during any calendar year, Employee Awards consisting of Options that are exercisable for more than 25,000 shares of Common Stock;

(b) no Participant may be granted, during any calendar year, Stock Awards covering or relating to more than 25,000 shares of Common Stock; and

Section 7.3 Consultant Awards. Subject to the limitations described in this ARTICLE VII, the Committee shall have the sole responsibility and authority to determine the type or types of Consultant Awards to be made under this Plan and the terms, conditions and limitations applicable to such Awards.

ARTICLE VIII

DIRECTOR AWARDS

Section 8.1 Grant of Director Awards. The Board may grant Director Awards to Nonemployee Directors of the Company from time to time in accordance with this ARTICLE VIII. Director Awards may consist of those Awards listed in this ARTICLE VIII and may be granted singly, in combination, or in tandem. Each Director Award may, in the discretion of the Board, be embodied in a Director Award Agreement, which shall contain such terms, conditions and limitations as shall be determined by the Board in its sole discretion and, if required by the Board, shall be signed by the Participant to whom the Director Award is granted and signed for and on behalf of the Company.

Section 8.2 Options. A Director Award may be in the form of an Option; provided that Options granted as Director Awards shall not be Incentive Stock Options. The Grant Price of an Option shall be not less than the Fair Market Value of the Common Stock subject to such Option on the Grant Date. In no event shall the term of the Option extend more than ten (10) years after the Grant Date. Options may not include provisions that Reload the Option upon exercise. Similarly, Options may not be repriced or otherwise modified in any way that would constitute a reduction in the Grant Price associated with such Options, except in connection with an event described in ARTICLE XVI. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Options awarded to Directors pursuant to this ARTICLE VIII, including the Grant Price, the term of the Options, the number of shares subject to the Option and the date or dates upon which they become exercisable, shall be determined by the Board.

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Section 8.3 Stock Awards. A Director Award may be in the form of a Stock Award. Any terms, conditions and limitations applicable to any Stock Awards granted to a Nonemployee Director pursuant to the Plan, including but not limited to rights to Dividend Equivalents, shall be determined by the Board.

Section 8.4 Limitations. Notwithstanding anything to the contrary contained in this Plan the following limitations shall apply to any Director Awards made hereunder:

(a) no Participant may be granted, during any fiscal year, Director Awards consisting of Options that are exercisable for more than 10,000 shares of Common Stock and

(b) no Participant may be granted, during any fiscal year, Director Awards consisting of Stock Awards covering or relating to more than 10,000 shares of Common Stock.

ARTICLE IX

CHANGE OF CONTROL

Section 9.1 Acceleration of Vesting. Except as provided in ARTICLE XVI, notwithstanding any other provisions of the Plan, including ARTICLE VII and ARTICLE VIII hereof, unless otherwise expressly provided in the applicable Award Agreement, in the event of a Change of Control during a Participant’s employment (or service as a Nonemployee Director or Consultant) with the Company or its Subsidiary, each Award granted under this Plan to the Participant shall become immediately vested and fully exercisable and any restrictions applicable to the Award shall lapse (regardless of the otherwise applicable vesting or exercise schedules or performance goals provided for under the Award Agreement).

Section 9.2 Exercise Period for Options. In the event of a Change of Control, outstanding Options shall remain exercisable until:

(a) the expiration of the term of the Award or,

(b) if the Participant should die before the expiration of the term of the Award, until the earlier of:

(i) the expiration of the term of the Award or

(ii) two (2) years following the date of the Participant’s death.

ARTICLE X

NON-UNITED STATES PARTICIPANTS

The Committee may grant Awards to persons outside the United States under such terms and conditions as, in the judgment of the Committee, may be necessary or advisable to comply with the laws of the applicable foreign jurisdictions and, to that end, may establish sub-plans, modified option exercise procedures and other terms and procedures. Notwithstanding the above, no actions may be taken by the Committee, and no Awards shall be granted, that would violate the Exchange Act, the Code, any securities law, any governing statute, or any other applicable law.

ARTICLE XI

PAYMENT OF AWARDS

Section 11.1 General. Payment made to a Participant pursuant to an Award may be made in the form of cash or Common Stock, or a combination thereof.

Section 11.2 Dividends, Earnings and Interest. Rights to dividends or Dividend Equivalents may be extended to and made part of any Stock Award, subject to such terms, conditions and restrictions as the Committee may establish, including such terms, conditions and restrictions as may be necessary to ensure that the Stock Awards do not provide for the deferral of compensation within the meaning of section 409A of the Code.

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ARTICLE XII

OPTION EXERCISE

Section 12.1 Exercise in General. The Grant Price shall be paid in full at the time of exercise in cash or, if permitted by the Committee and elected by the Participant the Participant may purchase such shares by means of tendering Common Stock or surrendering another Award, including Restricted Stock, valued at Fair Market Value on the date of exercise, or any combination thereof. The Committee shall determine acceptable methods for Participants who are Employees or Consultants to tender Common Stock or other Employee Awards or Consultant Awards; provided that any Common Stock that is or was the subject of an Employee Award or Consultant Award may be so tendered only if it has been held by the Participant for six months unless otherwise determined by the Committee. The Committee may provide for procedures to permit the exercise or purchase of such Awards by use of the proceeds to be received from the sale of Common Stock issuable pursuant to an Award (including cashless exercise procedures approved by the Committee involving a broker or dealer approved by the Committee). Unless otherwise provided in the applicable Award Agreement, in the event shares of Restricted Stock are tendered as consideration for the exercise of an Option, a number of the shares issued upon the exercise of the Option, equal to the number of shares of Restricted Stock used as consideration therefor, shall be subject to the same restrictions as the Restricted Stock so submitted as well as any additional restrictions that may be imposed by the Committee. The Committee may adopt additional rules and procedures regarding the exercise of Options from time to time, provided that such rules and procedures are not inconsistent with the provisions of this ARTICLE XII.

ARTICLE XIII

TAXES

The Company or its designated third party administrator shall have the right to deduct applicable taxes from any Employee Award payment and withhold, at the time of delivery or vesting of cash or shares of Common Stock under this Plan, an appropriate amount of cash or number of shares of Common Stock or a combination thereof for payment of taxes or other amounts required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. The Committee may also permit withholding to be satisfied by the transfer to the Company of shares of Common Stock theretofore owned by the holder of the Employee Award with respect to which withholding is required. If shares of Common Stock are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made. The Committee may provide for loans, to the extent not otherwise prohibited by law, on either a short term or demand basis, from the Company to a Participant who is an Employee or Consultant to permit the payment of taxes required by law.

ARTICLE XIV

AMENDMENT, MODIFICATION, SUSPENSION, OR TERMINATION OF THE PLAN

Section 14.1 In General. The Board may amend, modify, suspend, or terminate this Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law, except that:

(a) no amendment or alteration that would adversely affect the rights of any Participant under any Award previously granted to such Participant shall be made without the consent of such Participant, and

(b) no amendment or alteration shall be effective prior to its approval by the stockholders of the Company to the extent such approval is required by applicable legal requirements or the applicable requirements of the securities exchange on which the Company’s Common Stock is listed.

Section 14.2 Exceptions. Notwithstanding anything herein to the contrary, Options issued under the Plan will not be repriced, replaced, or regranted through cancellation or by decreasing the exercise price of a previously granted Option except as expressly provided by the adjustment provisions of ARTICLE XVI.

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ARTICLE XV

ASSIGNABILITY

Unless otherwise determined by the Committee and provided in the Award Agreement or the terms of the Award, no Award or any other benefit under this Plan shall be assignable or otherwise transferable except by will, by beneficiary designation, or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. In the event that a beneficiary designation conflicts with an assignment by will or the laws of descent and distribution, the beneficiary designation will prevail. The Committee may prescribe and include in applicable Award Agreements or the terms of the Award other restrictions on transfer. Any attempted assignment of an Award or any other benefit under this Plan in violation of this ARTICLE XV shall be null and void.

ARTICLE XVI

ADJUSTMENTS

Section 16.1 Adjustments in General. The existence of outstanding Awards shall not affect in any manner the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the existing Common Stock) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

Section 16.2 Proportionate Adjustments

(a) In the event of any subdivision or consolidation of outstanding shares of Common Stock, declaration of a dividend payable in shares of Common Stock or other stock split, each of the following shall be proportionately adjusted by the Board as appropriate to reflect such transaction:

(i) the number of shares of Common Stock reserved under this Plan and the number of shares of Common Stock available for issuance pursuant to specific types of Awards as described in ARTICLE V,

(ii) the number of shares of Common Stock covered by outstanding Awards,

(iii) the Grant Price or other price in respect of such Awards,

(iv) the appropriate Fair Market Value and other price determinations for such Awards, and

(v) the Stock Based Awards Limitations.

(b) In the event of any other recapitalization or capital reorganization of the Company, any consolidation or merger of the Company with another corporation or entity, the adoption by the Company of any plan of exchange affecting Common Stock or any distribution to holders of Common Stock of securities or property (including cash dividends that the Board determines are not in the ordinary course of business but excluding normal cash dividends or dividends payable in Common Stock), the Board shall make appropriate adjustments to:

(i) the number of shares of Common Stock reserved under this Plan and the number of shares of Common Stock available for issuance pursuant to specific types of Awards as described in ARTICLE V,

(ii) the number of shares of Common Stock covered by Awards,

(iii) the Grant Price or other price in respect of such Awards,

(iv) the appropriate Fair Market Value and other price determinations for such Awards, and

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(v) the Stock Based Awards Limitations to reflect such transaction; provided that such adjustments shall only be such as are necessary to maintain the proportionate interest of the holders of the Awards and preserve, without increasing, the value of such Awards.

(c) In the event of a corporate merger, consolidation, acquisition of assets or stock, separation, reorganization, or liquidation, the Board shall be authorized:

(i) to assume under the Plan previously issued compensatory awards, or to substitute Awards for previously issued compensatory awards as part of such adjustment; if such event constitutes a Change of Control,

(ii) to cancel Awards that are Options and give the Participants who are the holders of such Awards notice and opportunity to exercise for 15 days prior to such cancellation, or

(iii) to cancel any such Awards and to deliver to the Participants cash in an amount that the Board shall determine in its sole discretion is equal to the fair market value of such Awards on the date of such event, which in the case of Options shall be the excess of the Fair Market Value of Common Stock on such date over the exercise or strike price of such Award.

ARTICLE XVII

RESTRICTIONS

No Common Stock or other form of payment shall be issued with respect to any Award unless the Company shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws. Certificates evidencing shares of Common Stock delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation and any applicable federal or state securities law. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.

ARTICLE XVIII

UNFUNDED PLAN

This Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants under this Plan, any such accounts shall be used merely as a bookkeeping convenience, including bookkeeping accounts established by a third party administrator retained by the Company to administer the Plan. The Company shall not be required to segregate any assets for purposes of this Plan or Awards hereunder, nor shall the Company, the Board or the Committee be deemed to be a trustee of any benefit to be granted under this Plan. Any liability or obligation of the Company to any Participant with respect to an Award under this Plan shall be based solely upon any contractual obligations that may be created by this Plan and any Award Agreement or the terms of the Award, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.

ARTICLE XIX

RIGHT TO EMPLOYMENT

Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or its Subsidiaries to terminate any Participant’s employment or other service relationship at any time, or confer upon any Participant any right to continue in the capacity in which he or she is employed or otherwise serves the Company or its Subsidiaries.

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ARTICLE XX

SUCCESSORS

All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE XXI

GOVERNING LAW

This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of the State of Colorado.

ARTICLE XXII

HEADINGS AND USAGE

The headings in the Plan are inserted for convenience of reference only and shall not affect the meaning or interpretation of the Plan. Words used in the Plan in singular shall include the plural and vice versa, and words of one gender shall be construed to include the other gender and the neuter, in each case as the context requires.

ARTICLE XXIII

SEVERABILITY

If any provision of the Plan is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions hereof, but such provision shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein. If any of the terms or provisions of the Plan or any Award Agreement conflict with the requirements of Rule 16b-3 under the Exchange Act (as those terms or provisions are applied to Participants who are subject to section 16(b) of the Exchange Act) or section 422 of the Code (with respect to Incentive Stock Options), then those conflicting terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3 (unless the Board or the Committee, as appropriate, has expressly determined that the Plan or such Award should not comply with Rule 16b-3) or section 422 of the Code. With respect to Incentive Stock Options, if the Plan does not contain any provision required to be included herein under section 422 of the Code, that provision shall be deemed to be incorporated herein with the same force and effect as if that provision had been set out at length herein; provided that, to the extent any Option that is intended to qualify as an Incentive Stock Option cannot so qualify, that Option (to the extent) shall be deemed as a Nonqualified Stock Option not subject to section 422 of the Code for all purposes of the Plan.

ARTICLE XXIV

CLAWBACK

Notwithstanding any other provisions in the Plan, any Award shall be subject to recovery or clawback by the Company under any clawback policy adopted by the Company whether before or after the date of grant of the Award.

ARTICLE XXV

SECTION 409A

Awards made under the Plan are intended to comply with or be exempt from section 409A of the Code, and ambiguous provisions hereof, if any, shall be construed and interpreted in a manner consistent with such intent.

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ARTICLE XXVI

EFFECTIVENESS AND TERM

The Plan, approved by the Board on April 24, 2019, will be submitted to the stockholders of the Company for approval at the 2019 Annual Meeting of the Stockholders and, if approved, shall be effective as of the date first written above. The Plan shall continue in effect for a term of ten (10) years commencing on the effective date and no Award shall be made under the Plan ten years or more after such date. Any outstanding Awards shall remain in effect until they have been exercised or have expired.

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MEXCO ENERGY CORPORATION

CONTROL ID:	
REQUEST ID:	

The undersigned stockholder of Mexco Energy Corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company, each dated on or around July 16, 2019, and hereby appoints Tammy L. McComic (the "Proxies") proxies, each with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2019 Annual Meeting of Stockholders of the Company, to be held on September 12, 2019, at 2:00 p.m. local time at Petroleum Club of Midland, 501 West Wall, Midland, Texas 79701, and at any adjournment or adjournments thereof, and to vote all shares of the Company that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and all such other business as may properly come before the meeting. You hereby revoke all proxies previously given.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS

If you vote by phone, fax or internet, please DO NOT mail your proxy card.

	MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
	FAX:	Complete the reverse portion of this Proxy Card and Fax to **202-521-3464.**
	INTERNET:	https://www.iproxydirect.com/MXC
	PHONE:	Call toll free 1-866-752-VOTE(8683)

→ **Please ensure you fold then detach and retain this portion of this Proxy** →

ANNUAL MEETING OF THE STOCKHOLDERS OF MEXCO ENERGY CORPORATION

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1 →	**FOR ALL**	**WITHHOLD ALL**	**FOR ALL EXCEPT**	
Election of Directors	☐	☐		
Michael J. Banschbach			☐	**CONTROL ID:**
Kenneth L. Clayton			☐	**REQUEST ID:**
Thomas R. Craddick			☐	
Thomas H. Decker			☐	
Paul G. Hines			☐	
Christopher M. Schroeder			☐	
Nicholas C. Taylor			☐	
Proposal 2 →	**FOR**	**AGAINST**	**ABSTAIN**	
To ratify the selection of Weaver and Tidwell, L.L.P. as Mexco's independent registered public accounting firm for the fiscal year ending March 31, 2020.	☐	☐	☐	
Proposal 3 →	**FOR**	**AGAINST**	**ABSTAIN**	
To approve Mexco Energy Corporation 2019 Employee Incentive Stock Plan.	☐	☐	☐	
Proposal 4 →	**FOR**	**AGAINST**	**ABSTAIN**	
To approve a non-binding advisory resolution regarding the compensation of our named executive officers as disclosed in this Proxy Statement.	☐	☐	☐	
Proposal 5 →	**FOR**	**AGAINST**	**ABSTAIN**	
To approve the adjournment of the annual meeting, if necessary or appropriate, to solicit additional proxies.	☐	☐	☐	

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

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This Proxy, when properly executed will be voted as provided above, or if no contrary direction is indicated, it will be voted "For All" In Proposal 1, "For" Proposals 2 Through 4, and for all such other business as may properly come before the meeting in the sole determination of the Proxies.

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ____________________, 2019

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(Print Name of Stockholder and/or Joint Tenant)

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(Signature of Stockholder)

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(Second Signature if held jointly)